                                                                   EXHIBIT 32(b)

            CERTIFICATION BY THE CHIEF FINANCIAL OFFICER RELATING TO
               THE ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS

     I, Arthur B. Winkleblack, Executive Vice President and Chief Financial Officer of H. J. Heinz Company, a Pennsylvania corporation (the "Company"), hereby certify that, to my knowledge:

     1. The Company's annual report on Form 10-K for the fiscal year ended April 28, 2004 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 17, 2004

                                          By:    /s/ ARTHUR B. WINKLEBLACK
                                            ------------------------------------
                                            Name: Arthur B. Winkleblack
                                            Title:  Executive Vice President and
                                                 Chief Financial Officer